Legal Proceedings

On or about February 14, 2020, Marc S. Kirschner, as
Trustee for NWHI Litigation Trust ("Litigation Trustee") and Wilmington Savings Fund Society, FSB, as indenture
Trustee ("Indenture Trustee") for several series of notes issued by Nine West Holdings, Inc. ("Nine West"), filed separate complaints (docket nos. 20-cv-01129 and 20-cv-01136, respectively ) in the United States District
Court for the Northern District of Illinois against a group of defendants including the FlexShares Morningstar US Market
Factor Tilt Index Fund that had invested in The Jones Group
Inc. ("Jones Group"). The claims in these actions stem from a series of merger transactions ("Transactions") entered into by Jones Group, Nine West and others in 2014 that allegedly rendered Jones Group insolvent. The matters in these proceedings were transferred from the United States District
Court for the Northern District of Illinois to the United
States District Court for the Southern District of New York to centralize the litigation, and were assigned to the Honorable Jed S. Rakoff for coordinated or consolidated pretrial proceedings. The FlexShares Morningstar US Market Factor
Tilt Index Fund allegedly received $224,910 as a result of the Transactions. The Litigation Trustee and Indenture Trustee seek to clawback these proceeds for the benefit of the Trust and the noteholders, respectively, on the basis that they were alleged fraudulent conveyances. On June 29, 2020, the former public shareholder defendants, including FlexShares
Morningstar US Market Factor Tilt Index Fund, filed a motion to dismiss on the basis that the payments allegedly made to them in connection with the Transactions were shielded from the fraudulent conveyance claims under Section 546(e) of the Bankruptcy Code. On August 27, 2020, all fraudulent conveyance claims against the former public shareholder defendants were dismissed. Plaintiffs appealed from that decision before the U.S. Court of Appeals for the Second Circuit. On November 27, 2023, the Second Circuit affirmed the District Court's decision insofar as it dismissed all fraudulent conveyance claims against the public shareholder defendants, agreeing with the District Court that the payments made to the public shareholders in connection with the leveraged buyout were safe harbored under Bankruptcy Code Section 546(e). The decision of the Second
Circuit remains subject to potential further appeals. The
Fund intends to continue to vigorously defend itself against this action.